SUBSCRIPTION AGREEMENT

Filtering Associates, Inc.
5109 River Avenue, Suite B
Newport Beach, California 92663

The undersigned has received and read the prospectus dated ____________, 2002 ("Prospectus"), and hereby subscribes for _____________ shares of $.001 par value common stock of Filtering Associates, Inc., a Nevada corporation ("Company"), for a subscription price of $0.05 per share ("Offered Shares"). The undersigned hereby agrees that this subscription shall be irrevocable and shall survive the death or disability of the undersigned. Payment of the purchase price for the Offered Shares is due upon subscription.

The undersigned acknowledges that (i) the Company has the right to accept or reject this subscription in whole or in part, (ii) this subscription shall be deemed to be accepted by the Company only when the Company signs this Subscription Agreement; and (iii) the undersigned has relied only on that information specified in the Prospectus.

Number of Offered Shares: _________________. Subscription Amount: ___________ (number of Offered Shares multiplied by $0.05)

Make check payable to:     "Filtering Associates, Inc."

Please print name(s) or title, residence address, and SSN or Tax ID for which the Offered Shares are to be registered.


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Name

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Street

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City                                         State                     Zip Code

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SSN or Tax ID No. (For joint ownership, both parties must provide a Social
Security Number or similar tax identification)


Indicate type of ownership:


 [ ] Individual Ownership         [ ] Joint Tenants with Right of Survivorship

 [ ] Community Property           [ ] Tenants in Common

 [ ] Tenants by the Entirety      [ ] Corporate Ownership

 [ ] Partnership Ownership        [ ] Custodian for a Minor

 [ ] Trust (see below)            [ ] IRA or Pension Plan

Date Trust Established:
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Name of Trustee or other Administrator
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EACH SUBSCRIBER REPRESENTS THAT:

(a) The information contained herein is complete and accurate and may be relied upon, and

(b) The undersigned will notify the Company immediately of any material change in any such information occurring prior to the acceptance of the undersigned's subscription.


IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of this ______ day of ____________ 2002.

FOR INDIVIDUALS:

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Print Name

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Signature

NAME AND SIGNATURE OF JOINT TENANT OR TENANT IN COMMON

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Print Name

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Signature

FOR TRUSTS, CORPORATIONS, PARTNERSHIPS

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Print Name of Entity

By:
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Print name and capacity (Trustee, President or General Partner) of person making investment decision

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Signature


Agreed to and accepted:

By:      Filtering Associates, Inc.,
         a Nevada corporation

By:
         ---------------------------------
         Natalie Hoss
Its:     President